                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) April 24, 1998

BA Mortgage Securities, Inc. (as depositor under a Pooling and Servicing Agreement dated as of April 1, 1998 providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 1998-1)


                          BA Mortgage Securities, Inc.
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         Delaware                     333-34225-05                94-324470
--------------------------------------------------------------------------------
(STATE OR OTHER JURISDICTION         (COMMISSION)             (I.R.S. EMPLOYER
     OF INCORPORATION)                FILE NUMBER)           IDENTIFICATION NO.)



   345 Montgomery Street, Lower Level #2, Unit #8152, San Francisco, CA 94104
   --------------------------------------------------------------------------
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (415) 622-3676
                                                           --------------


          -------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



                         Exhibit Index Located on Page 2

Items 1 through 6 and Item 8 are not included because they are not applicable.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (a)    Not applicable

        (b)    Not applicable

        (c)    Exhibits

                                                                    Sequentially
                                                                        Numbered
Exhibit                                                                  Exhibit
Number                                                                      Page
-------                                                             ------------


4.1 Pooling and Servicing Agreement dated as of April 1, 1998 among BA Mortgage
               Securities, Inc., Depositor, Bank of America, FSB, Master Servicer, and Bankers Trust Company of California, N.A., Trustee (providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 1998-1)

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       BA MORTGAGE SECURITIES, INC.



                                       By: /s/ DAVID JAMES
                                           -------------------------------------
                                           Name:  David James
                                           Title: Vice President


Dated:  April 24, 1998